                                 PROMISSORY NOTE
                                   $6,000,000
                            Newport Beach, California

                            Dated:  December 16, 1994




     On or before March 15, 1995 ("Due Date"), for value received, AV PARTNERSHIP, a California general partnership ("Maker"), promises to pay to KOLL REAL ESTATE GROUP, INC., a Delaware corporation, ("Holder"), or order, at 4343 Von Karman Avenue, Newport Beach, California 92660, the principal sum of SIX MILLION DOLLARS ($6,000,000.00), or so much of such sum as may be advanced under this Note by any holder, with interest on the principal sum from the date of each advance under the loan until paid at the per annum rate of twelve percent (12%) (the "Effective Rate").

     Interest on funds advanced will be computed at the Effective Rate based on a three hundred sixty-five (365) day year and the actual number of days elapsed. Interest only will be due and payable monthly on the first day of each and every month following the date of this Note on funds advanced and continuing to and including the Due Date, when the entire principal sum, or so much thereof as may be actually outstanding on such date, along with accrued but unpaid interest, shall be immediately due and payable. Principal and interest shall be payable in lawful money of the United States of America in immediately available funds.

                                   LATE CHARGE

     In addition to the foregoing, if Maker shall fail to make any payment of interest or principal, including the payment due upon maturity, within ten (10) days after the date the same is due and payable, a late charge equal to two percent (2%) of the delinquent amount shall be immediately due and payable. Maker willingly undertakes the obligation to pay such late charge as additional consideration to persuade Holder to make the loan. Maker acknowledges that any default in making payments when due will result in Holder incurring additional expenses, in loss to Holder of the use of the money due, and in frustration and disruption of Holder's arrangement of its financial affairs. Maker acknowledges and represents that the late charge is not intended to be a penalty, and shall be fully enforceable and binding upon Maker to the same, full extent as each and all other obligations of Maker hereunder.

                            ACCELERATION OF MATURITY

     On the occurrence of any of the following, Holder shall have the right to declare the entire balance of principal and interest immediately due and payable in full: if there is a failure to make any payment hereunder when due; or if the undersigned (a) becomes insolvent, (b) defaults in payment of any debt to Holder, (c) commits an act of bankruptcy, (d) suffers a material adverse change of financial condition, (e) defaults any note, loan, deed of trust or agreement with FS Equity Partners III, L.P. which the undersigned fails to cure timely within the grace period(s), if any, set forth in such document, or (f) defaults on any note, loan, deed of trust or agreement with any other person or entity if the default provides such person or entity with a right to foreclose against any property owned by Maker.

                          INTEREST AFTER MATURITY DATE

     The total amount of principal and interest unpaid on the maturity date stated above shall thereafter bear interest at a rate of five percent (5%) per annum over the Effective Rate.

                              ADDITIONAL AGREEMENTS

     Maker and its successors and assigns hereby consents to renewals and extensions of time before, at, or after the maturity hereof, and waive diligence, presentment, demand, and notice of nonpayment, protest, notice of protest, and notice of every kind, and waive the right to set up the defense of any statute of limitations to any debt or obligation herein. Such waiver of defenses shall be effective for the maximum period of time and to the full extent permissible by law.

     If this Note is not paid when due, Maker promises to pay all costs and expenses of collection and reasonable attorney's fees incurred by the Holder to enforce the terms of this Note, including those expenses and fees which may be incurred in connection with the appointment of a receiver and all appearances in bankruptcy or insolvency proceedings. In any action brought under or arising out of this Note, Maker hereby consents to the jurisdiction of any competent court within the State of California and to service of process by any means authorized by California law. The Holder shall at all times have the right to proceed against any portion of the security for this Note in such order and in such manner as the Holder may consider appropriate without waiving any rights with respect to any such security. Any delay or omission on the part of the Holder in exercising any right herein or under the Deed of Trust shall not operate as a waiver of such right or any other right under this Note. This Note may not be terminated or amended orally, but only by a document in writing signed by the Holder and Maker. This Note shall be governed by and construed in accordance with laws of the State of California.


                                       2.

     Upon receipt of evidence reasonably satisfactory to Maker of the loss, theft, destruction or mutilation of this Note and, in the case of loss, theft or destruction of this Note, upon receipt of indemnity reasonably satisfactory to Maker from the Holder hereof (except that if Payee is the Holder of this Note, an indemnification from Payee shall be sufficient) or, in the case of mutilation, upon surrender of the mutilated Note, the Maker will make and deliver a new Note of like tenor in lieu of this Note.

     This Note shall be binding upon and shall inure to the benefit of Maker, Holder, and their successors and assigns.

     Notwithstanding anything herein to the contrary, the Holder has made the loan evidenced by this Note on the basis of and has not intended to charge, take or receive a usurious rate of interest. If for any reason a court finds said rate to be usurious, then the rate to be charged hereunder shall be reduced to the highest rate then found to be permissible by said court, and the remaining unpaid balance of this Note, together with the accrued interest, shall become and be immediately due and payable in full.


                                       3.

     The Maker of this Note acknowledges that the loan evidenced by this Note was made or arranged by a real estate broker.

                                   MAKER:

                                   AV PARTNERSHIP,
                                   a California general partnership

                                   By:  AV Development Corporation,
                                        a Delaware Corporation
                                        Its General Partner


                                        By:  /s/ William Wardlaw
                                             ------------------------
                                             William Wardlaw
                                             President

                                   By:  Kathryn G. Thompson Company
                                        a California corporation
                                        Its General Partner


                                        By:  /s/ Kathryn G. Thompson
                                             ------------------------
                                             Kathryn G. Thompson
                                             Chairman of its Board of Directors


                                        By:  /s/ J. Harold Street
                                             ------------------------
                                             J. Harold Street
                                             Its President

                                   By:  RSB Investment, Inc.
                                        a California corporation
                                        Its General Partner


                                        By:  /s/ Robert S. Bennett
                                             ------------------------
                                             Robert S. Bennett
                                             President

36721.2


                                       4.